UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2020

PAYLOCITY HOLDING CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-36348	46-4066644
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1400 American Lane

Schaumburg, Illinois, 60173

(Address of principal executive offices, including zip code)

(847) 463-3200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PCTY	The NASDAQ Global Select Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 26, 2020, the Board of Directors (the “Board”) of Paylocity Holding Corporation (the “Company”) announced that it had appointed Mr. Robin Pederson and Mr. Ken Robinson as a director to fill the current vacancies on the Board, effective as of March 26, 2020. Mr. Pederson will serve as a Class II director with a term expiring at the Company’s 2022 Annual Meeting of Stockholders.  Mr. Robinson will serve as a Class III director with a term expiring at the Company’s 2023 Annual Meeting of Stockholders.  The Board determined that each of Mr. Pederson and Mr. Robinson is independent in accordance with the applicable rules of the NASDAQ Stock Market. The Company’s Board has not yet determined on which committees, if any, Mr. Pederson and Mr. Robinson will serve.

Neither Mr. Pederson nor Mr. Robinson was selected as a director pursuant to any arrangements or understandings with the Company or with any other person, and there are no related party transactions between either of them and the Company that would require disclosure under Item 404(a) of Regulation S-K. Each of Mr. Pederson and Mr. Robinson will receive cash compensation and will be granted restricted stock units for his services on the Board and any applicable committees, in accordance with the Company’s standard director compensation package as described in the Company’s Notice of 2020 Annual Meeting of Stockholders filed with the SEC on October 25, 2019, which description is incorporated into this Item 5.02 by reference.

A copy of the press release announcing the appointment of Mr. Pederson and Mr. Robinson is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Paylocity Holding Corporation on March 26, 2020.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Paylocity Holding Corporation on March 26, 2020.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYLOCITY HOLDING CORPORATION

Date: March 26, 2020	By:	/s/ Steven R. Beauchamp
Steven R. Beauchamp
Chief Executive Officer